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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            Pacer International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                    Tennessee                             62-0935669
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    (State of Incorporation or Organization)           (I.R.S. Employer
                                                      Identification No.)

2300 Clayton Road, Suite 1200 Concord, California           94520
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             (Address of Principal Executive Offices)        (Zip Code)


       If this form relates to the           If this form relates to the
       registration of a class of            registration of a class of
       securities pursuant to Section        securities pursuant to Section
       12(b) of the Exchange Act and is      12(g) of the Exchange Act and is
       effective pursuant to General         effective pursuant to General
       Instruction A.(c), please check the   Instruction A.(d), please check the
       following box. [_]                    following box. [X]

Securities Act registration statement file number to which this form relates:
333-53700

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                     Name of Each Exchange on Which
       to be so Registered                     Each Class is to be Registered
       -------------------                     ------------------------------

_________________________________________    ___________________________________

_________________________________________    ___________________________________

_________________________________________    ___________________________________

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $0.01 par value per share
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                                (Title of Class)

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                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-52712), as amended from time to time, is incorporated herein by reference.

Item 2. Exhibits.

     The following exhibits are filed herewith (or incorporated by reference as indicated below):


     1. Amended and Restated Charter of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2.   Form of Articles of Amendment of Charter incorporated by reference to
          Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Form of Second Amended and Restated Charter of the Registrant incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit 3.4 to Company's Registration Statement on Form S-1.

     5. Second Amended and Restated Bylaws of the Registrant incorporated by reference to Exhibit 3.5 to the Company's Registration Statement on Form S-1.

     6.   Form of Certificate for Common Stock incorporated by reference to
          Exhibit 3.6 to the Company's Registration Statement on Form S-1.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         Pacer International, Inc.
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                                                (Registrant)

 Date  May 20, 2002      By  /s/ Larry C. Yarberry
      ----------------      ----------------------------------------------------
                                Lawrence C. Yarberry, Chief Financial Officer

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